EXHIBIT 21

SUBSIDIARIES OF REGISTRANT
HOME PROPERTIES OF NEW YORK, INC. OWNS INTEREST IN:                                                                STATE OF
                                                                                                                   FORMATION

Home Properties of New York, L.P.                                                                                  New York
Home Properties Trust                                                                                              Maryland
200 East Avenue Associates, LP                                                                                     New York
Black Brook Housing Company, L.P.                                                                                  New York
HP Knolls LP                                                                                                       New York
HP Knolls II, LP                                                                                                   New York
Lenox Landing LLC                                                                                                  New York
Oak Square Housing Company, L.P.                                                                                   New York
Peppertree Apartment Company                                                                                       New York
Riverwood Apartment Company                                                                                        New York
Sunset Garden Limited Partnership                                                                                  New York
Washington Township Associates, LP                                                                                 New York
HME/Fairways at Village Green                                                                                      New York
Home Properties I, LLC                                                                                             New York
Home Properties II, LLC                                                                                            New York
Home Properties Bari Manor, Inc.                                                                                   Maryland
Home Properties Brittany Place, Inc.                                                                               Maryland
Home Properties/Fairways at Village Green                                                                          New York
Home Properties Fenland Field, LLC                                                                                 New York
Home Properties Hudson View, Inc.                                                                                  Maryland
Home Properties Sherwood, Inc.                                                                                     Maryland
Home Properties Southern Meadows, Inc.                                                                             Maryland
Home Properties Sparta Green, Inc.                                                                                 Maryland
Perinton Development Corp.                                                                                         New York

HOME PROPERTIES OF NEW YORK, L.P. OWNS INTEREST IN:

CORPORATIONS:
Home Properties Management, Inc. (Class B. Stock)                                                                  New York
Home Properties Resident Services, Inc. (Conifer Realty Corporation) (Class B Stock)                               Maryland
Conifer Construction (Home Properties Management, Inc.)                                                            Maryland

PARTNERSHIP:
175 North Clinton Associates, L.P.                                                                                 New York
200 East Avenue Associates, L.P.                                                                                   New York
1400 Associates LP                                                                                                 New York
Alfred Housing Associates                                                                                          New York
Ambassador Associates, L.P.                                                                                        New York
Apple Meadow Limited Partnership                                                                                   New York
Arcade Manor, A Limited Partnership                                                                                New York
Arlington Manor LP                                                                                                 New York
Bellwood Gardens, L.P.                                                                                             New York
Belmont Village Court, A Limited Partnership                                                                       New York
Black Brook Housing Company                                                                                        New York
Blairview Associates                                                                                               New York
Bolivar Manor, Limited Partnership                                                                                 New York
Brandy Springs Apartments                                                                                          Pennsylvania
Bridgeview Apartments, A Limited Partnership                                                                       New York
Candlelight Lane Associates, L.P.                                                                                  New York
Canisteo Manor, L.P.                                                                                               New York
Canton Housing Redevelopment Company                                                                               New York
Carrolltown Heights, A Limited Partnership                                                                         New York
Carthage Court Housing Company, L.P.                                                                               New York
Carthage Housing Company, L.P.                                                                                     New York
Cattaraugus Manor, L.P.                                                                                            New York
Claire Court Associates, L.P.                                                                                      New York
College Greene Rental Associates, L.P.                                                                             New York
Concord Associates                                                                                                 New York
Conifer Bridgeport Associates                                                                                      New York
Conifer Central Square Associates, L.P.                                                                            New York
Conifer Cortland Associates                                                                                        New York
Conifer Dexter Associates                                                                                          New York
Conifer Dundee Associates LP                                                                                       New York
Conifer Elmira Associates                                                                                          New York
Conifer Fort Hill Associates, L.P.                                                                                 New York
Conifer Genesee Associates                                                                                         New York
Conifer Greenway Associates, L.P.                                                                                  New York
Conifer Hasting Associates                                                                                         New York
Conifer Irondequoit Associates                                                                                     New York
Conifer Keuka Associates                                                                                           New York
Conifer Lafargeville Associates                                                                                    New York
Conifer Meadowview Associates                                                                                      New York
Conifer Mendon Associates                                                                                          New York
Conifer Ontario Associates                                                                                         New York
Conifer Oswego Associates                                                                                          New York
Conifer Palmyra Associates                                                                                         New York
Conifer Penn Yan Associates LP                                                                                     New York
Conifer Utica Associates, L.P.                                                                                     New York
Conifer Waterville Associates                                                                                      New York
Conifer Wedgewood Associates                                                                                       New York
Conneaut, Ltd.                                                                                                     New York
Connellsville Heritage Apartments, A Limited Partnership                                                           Pennsylvania
Corinth Housing Redevelopment Co., L.P.                                                                            New York
Creekside Apartments, a limited partnership                                                                        Pennsylvania
East Court V Associates                                                                                            New York
Ellis Hollow Associates, L.P.                                                                                      New York
Essex Evansdown Associates                                                                                         New York
Evergreen Hills Associates, L.P.                                                                                   New York
Evergreen Hills II Associates LP                                                                                   New York
Evergreen Hills 3 Associates LP                                                                                    New York
Family Housing Council LTD                                                                                         New York
Freedom Apartments, Limited Partnership                                                                            New York
Geneva Garden Associates, L.P.                                                                                     New York
Geneva, Ltd.                                                                                                       New York
Glen Apartments, A Limited Partnership                                                                             New York
Gouverneur Senior Housing Associates, LP                                                                           New York
Greater Rochester Housing                                                                                          New York
Greenwich Housing Redevelopment Co.                                                                                New York
Greenwood Apartments, A Limited Partnership                                                                        Pennsylvania
Groton Housing Redevelopment Co.                                                                                   New York
Hancock Housing Redevelopment Co.                                                                                  New York
Harrison City Associates, A Limited Partnership                                                                    Pennsylvania
Hillside Terrace Associates, L.P.                                                                                  New York
HME/Fairways at Village Green Partnership                                                                          New York
HP-BC Limited Partnership                                                                                          New York
HP Hudson Terrace Associates L.P.                                                                                  New York
HP Knolls I Associates, L.P.                                                                                       New York
HP Knolls II Associates, L.P.                                                                                      New York
Home Properties/Fairways at Village Green                                                                          New York
Home Properties Gateway Village Limited Partnership                                                                Maryland
Home Properties Holiday Square, L.P.                                                                               New York
Home Properties Owings Run Limited Partnership                                                                     Maryland
Home Properties Owings Run 2 Limited Partnership                                                                   Maryland
Home Properties Shakespeare Park Limited Partnership                                                               Maryland
H T Development Associates LP                                                                                      New York
Huntington Associates LP                                                                                           New York
Independence Apartments, A Limited Partnership                                                                     Pennsylvania
Lafarge Housing Associates                                                                                         New York
Lake City, Limited Partnership                                                                                     Pennsylvania
Lake Street Apartments, L.P.                                                                                       Pennsylvania
Lenox Landing Associates, L.P.                                                                                     New York
Liberty Apartments, Ltd.                                                                                           Pennsylvania
Lima Manor Associates                                                                                              New York
Linda Lane Associates                                                                                              New York
Linderman Creek Associates LP                                                                                      New York
Little Creek Apartments, a limited partnership                                                                     Pennsylvania
Little Valley Estates, L.P.                                                                                        Pennsylvania
M.V. Commercial Associates (general partnership)                                                                   New York
Macartovin Associates, a limited partnership                                                                       New York
Malone Housing Redevelopment Co.                                                                                   New York
Malvina Street Apartments, a limited partnership                                                                   Pennsylvania
Maple Leaf Apartments, L.P.                                                                                        Pennsylvania
Mendon II Associates                                                                                               New York
Mercer Manor, A Limited Partnership                                                                                Pennsylvania
Monica Place Associates                                                                                            New York
Moses Dewitt Associates LP                                                                                         New York
Mt. Vernon Associates LP                                                                                           New York
Nichols Housing Associates LP                                                                                      New York
Northwood Associates                                                                                               New York
Norwich Housing Redevelopment Co.                                                                                  New York
Oak Square Housing Company,L.P.                                                                                    New York
Oneonta Housing Co., l.P.                                                                                          New York
Ontario II Associates                                                                                              New York
Oswayo Apartments, A Limited Partnership                                                                           New York
Parkview Apartments, A Limited Partnership                                                                         Pennsylvania
Peppertree Apartments Company, L.P.                                                                                New York
Peppertree Park Company, L.P.                                                                                      New York
Plattsburgh Housing Company, L.P.                                                                                  New York
Port Byron Housing Redevelopment Company, L.P.                                                                     New York
Portville Manor, A Limited Partnership                                                                             Pennsylvania
Portville Square Apartments, A Limited Partnership                                                                 Pennsylvania
Ravena Housing Co.                                                                                                 New York
Rivercourt Apartments                                                                                              Pennsylvania
Riverwood Apartments Company II, L.P.                                                                              New York
Riverwood Apartments Company, L.P.                                                                                 New York
R J P Associates, L.P.                                                                                             New York
Rose Square Apartments, L.P.                                                                                       Pennsylvania
Salina Square Assoicates, L.P.                                                                                     New York
Sandy Creek Associates                                                                                             New York
Schroon Lake Housing Redevelopment Co.                                                                             New York
Scottdale Plaza Apartments, A Limited Partnership                                                                  Pennsylvania
Seneca Woods Apartments, A Limited Partnership                                                                     New York
Sheffield Country Manor, A Limited Partnership                                                                     Pennsylvania
Sherburne Housing Redevelopment Company, L.P.                                                                      New York
Sherry Lake Associates                                                                                             New York
Sidney Housing Company, LP                                                                                         New York
Sidney Park Housing Company, LP                                                                                    New York
Silver Maples Associates                                                                                           Pennsylvania
South 15th Apartments, L.P.                                                                                        New York
St. Bernard's Associates, L.P.                                                                                     New York
St. Bernards II Associates LP                                                                                      New York
St. Michael's Associates, L.P.                                                                                     New York
St. Paul Genesee Associates                                                                                        New York
Summit Manor, A Limited Partnership                                                                                Pennsylvania
Taylor Terrace Apartments, A Limited Partnership                                                                   Pennsylvania
Tionesta Manor, A Limited Partnership                                                                              New York
Tower View, Limited Partnership                                                                                    Pennsylvania
Townview Apartments, A Limited Partnership                                                                         Pennsylvania
Tremont Station, Limited Partnership                                                                               Pennsylvania
Trinity Hudson Associates, L.P.                                                                                    New York
Valley Park South Partnership                                                                                      New York
Village Square Associates                                                                                          New York
Washington Park Associates                                                                                         New York
Washington Township Associates, L.P.                                                                               New York
Webster Manor Associates                                                                                           New York
Wilmington Housing Redevelopment Co.                                                                               New York
Windsor Place Associates, L.P.                                                                                     New York
Woodside Apartments, A Limited Partnership                                                                         Pennsylvania
Yorkshire Corners, A Limited Partnership                                                                           Pennsylvania

LIMITED LIABILITY COMPANIES:
Carriage Hill Venture, LLC                                                                                         Michigan
Carriage Park Associates, LLC                                                                                      Michigan
Century Investors, LLC                                                                                             New York
Cherry Hill Village Venture, LLC                                                                                   Michigan
The Colony of Home Properties, LLC                                                                                 New York
Conifer Marwood Development LLC                                                                                    Maryland
Curren Terrace,LLC                                                                                                 New York
Deerfield Woods Home Properties LLC                                                                                Michigan
Dunedin, LLC                                                                                                       Indiana
Dunedin I, LLC                                                                                                     Indiana
Dunedin II, LLC                                                                                                    Indiana
Dunedin III, LLC                                                                                                   Indiana
Home Properties Apple Hill, LLC                                                                                    New York
Home Properties Bari Manor , LLC                                                                                   New York
Home Properties Bayberry Place, LLC                                                                                New York
Home Properties Blackhawk, LLC                                                                                     New York
Home Properties Bonnie Ridge LLC                                                                                   Maryland
Home Properties Brittany Place, LLC                                                                                Maryland
Home Properties Broadlawn, LLC                                                                                     New York
Home Properties Cambridge Village, LLC                                                                             New York
Home Properties Candlewood Gardens, LLC                                                                            New York
Home Properties Canterbury No. 1, LLC                                                                              Maryland
Home Properties Canterbury No. 2, LLC                                                                              Maryland
Home Properties Canterbury No. 3, LLC                                                                              Maryland
Home Properties Canterbury No. 4, LLC                                                                              Maryland
Home Properties Carriage Hill, LLC                                                                                 New York
Home Properties Carriage House LLC                                                                                 Maryland
Home Properties Castle Club, LLC                                                                                   New York
Home Properties Cider Mill, LLC                                                                                    Maryland
Home Properties Colonies, LLC                                                                                      New York
Home Properties Concord Estates, LLC                                                                               New York
Home Properties Concord Village, LLC                                                                               New York
Home Properties Cornwall Park, LLC                                                                                 New York
Home Properties Country Village LLC                                                                                Maryland
Home Properties Courtyard Village, LLC                                                                             New York
Home Properties Cypress Place LLC                                                                                  New York
Home Properties Delaware, LLC                                                                                      Delaware
Home Properties of Devon, LLC                                                                                      New York
Home Properties Elmwood Terrace, LLC                                                                               Maryland
Home Properties Emerson Square, LLC                                                                                New York
Home Properties Fairview Apartments, LLC                                                                           New York
Home Properties Falcon Crest Townhouses, LLC                                                                       Maryland
Home Properties Fenland Field, LLC                                                                                 New York
Home Properties Gardencrest, LLC                                                                                   New York
Home Properties Golf Club, LLC                                                                                     New York
Home Properties Green Acres, LLC                                                                                   New York
Home Properties Hampton Court, LLC                                                                                 New York
Home Properties Harborside Manor, LLC                                                                              New York
Home Properties Hauppauge, LLC                                                                                     New York
Home Properties Heritage Square, LLC                                                                               New York
Home Properties Hudson View, LLC                                                                                   New York
Home Properties Lake Grove, LLC                                                                                    New York
Home Properties Lakeshore, LLC                                                                                     New York
Home Properties Manor, LLC                                                                                         New York
Home Properties Mansion House, LLC                                                                                 New York
Home Properties Maple Lane I, LLC                                                                                  New York
Home Properties Maple Lane II, LLC                                                                                 New York
Home Properties Maryland, LLC                                                                                      Maryland
Home Properties Maryland II, LLC                                                                                   Maryland
Home Properties Maryland III, LLC                                                                                  Maryland
Home Properties Maryland IV, LLC                                                                                   Maryland
Home Properties Maryland V, LLC                                                                                    Maryland
Home Properties Maryland VI, LLC                                                                                   Maryland
Home Properties Maryland VII, LLC                                                                                  Maryland
Home Properties Maryland VIII,LLC                                                                                  Maryland
Home Properties Meadows, LLC                                                                                       New York
Home Properties Michigan Management, LLC                                                                           Michigan
Home Properties Morningside Heights LLC                                                                            Maryland
Home Properties Morningside North, LLC                                                                             Maryland
Home Properties Morningside Six, LLC                                                                               Maryland
Home properties Muncy, LLC                                                                                         New York
Home Properties of Newark, LLC                                                                                     Maryland
Home Properties Orleans Village, LLC                                                                               New York
Home Properties Paradise Lane, LLC                                                                                 New York
Home Properties Parkview Gardens, LLC                                                                              New York
Home Properties Patricia Gardens, LLC                                                                              New York
Home Properties Pavilion, LLC                                                                                      Maryland
Home Properties Pearl Street, LLC                                                                                  New York
Home Properties Perinton Manor, LLC                                                                                New York
Home Properties Pines of Perinton, LLC                                                                             New York
Home Properties Racquet Club East, LLC                                                                             New York
Home Properties Sandalwood, LLC                                                                                    New York
Home Properties Selford Townhouses, LLC                                                                            Maryland
Home Properties Seminary Hills, LLC                                                                                Virginia
Home Properties Seminary Towers, LLC                                                                               Virginia
Home Properties Sherry Lake, LLC                                                                                   New York
Home Properties Sherwood, LLC                                                                                      New York
Home Properties Sherwood Gardens, LLC                                                                              New York
Home Properties South Bay Manor, LLC                                                                               New York
Home Properties Southern Meadows, LLC                                                                              New York
Home Properties Sparta Green, LLC                                                                                  New York
Home Properties Springwells, LLC                                                                                   Michigan
Home Properties Stratford Greens, LLC                                                                              New York
Home Properties Stoughton, LLC                                                                                     New York
Home Properties Sunset Gardens, LLC                                                                                New York
Home Properties Sycamores, LLC                                                                                     New York
Home Properties Tamarron, LLC                                                                                      Maryland
Home Properties Timbercroft I, LLC                                                                                 Maryland
Home Properties Timbercroft III, LLC                                                                               Maryland
Home Properties Trexler Park, LLC                                                                                  New York
Home Properties Trexler Park West, LLC                                                                             New York
Home Properties Village Square, LLC                                                                                Maryland
Home Properties Virginia Village, LLC                                                                              New York
Home Properties Wellington, LLC                                                                                    New York
Home Properties Westminster Place, LLC                                                                             New York
Home Properties West Springfield, LLC                                                                              New York
Home Properties Westwood Village, LLC                                                                              New York
Home Properties William Henry, LLC                                                                                 New York
Home Properties William Henry II, LLC                                                                              New York
Home Properties William Henry III, LLC                                                                             New York
Home Properties WMF I, LLC                                                                                         New York
Home Properties Woodholme Manor, LLC                                                                               New York
Home Properties Woodmont Village, LLC                                                                              New York
Home Properties Yorkshire Village, LLC                                                                             New York
Leland Gardens LLC                                                                                                 New York
Macomb Apartments Home Properties LLC                                                                              Michigan
Morningside Senior Housing Associates, LLC                                                                         Maryland
Patchogue Senior Apartments, LLC                                                                                   New York
Royal Gardens Associates LLC                                                                                       New York
Woodgate Place Associates LLC                                                                                      New York